Exhibit 99.2

2015 Third-Quarter Performance December 8, 2015 Financial Results and Company Highlights

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission (the “SEC”), including our annual report on Form 10-K, for the fiscal year ended February 1, 2015, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting net income with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income and Adjusted net income per share. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income and Adjusted net income per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Q3’15 Highlights Strong Organic Sales, Operating Leverage and Earnings Growth +5% Net Sales Growth Versus Prior Year (VPY) +15% Adjusted EBITDA Growth VPY +61% Adjusted Net Income per Diluted Share Growth VPY +300 Basis Points Versus Market Estimate1 Closed Power Solutions Sale and Redeemed $675M of Senior Secured 11% Second Lien Notes +100 Basis Points Gross Margin Improvement VPY 30 Basis Point Reduction of SG&A Expense as a Percentage of Sales VPY 3.0x Operating Leverage2 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year

Focused Execution Disciplined Strategies Focus on What We Can Control Prioritize our Large Leadership Businesses with Clear Number One Positions Deploy Talent and Capital to Extend Differentiated Positions Invest in Five (5) Growth Plays in Every Market Environment Sell More to Existing Customers (i.e., Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) Acquire New Customers Enter New Geographies (i.e., Open New Locations) Opportunistically Enhance Capital Structure Optimize and Align Team with Most Impactful Value Creation Opportunities

Topics of Recent Investor Interest

HD SUPPLY

1 Leverage & Cash Flow

- **Reduced Debt Levels** by ~$900M and **Reduced Borrowing Costs** by **~100 Basis Points** Since Feb. '14
- **Facilities Maintenance Grew Adjusted EBITDA by ~8% from FY'08 to FY'09** and had a **~3% Decline** in **Net Sales During the Same Period; "Living Space" MRO Market Stability Driven by Break/Fix Demand Function**
- Distributor **Cash Flow Characteristics** Enables **Cash Generation in Down Markets... $1.8B of Unlevered, Pre-Tax Free Cash Flow[1] Generated from '08 - '10**

2 Business Mix Optimization

- **Three (3) Large Leadership Businesses** Participating in an **~$80 Billion Addressable Market[2]** with ~8% **Share**
- **One (1) DC-Based Business** and **Two (2) Branch-Based Businesses** Driving Towards **Distant #1 Positions**
- **Focus on Controllable Execution to Deliver Value Creation**

3 Facilities Maintenance

- **Enhanced Operating Cadence… Continue to Direct Best Talent to,** and **Over Invest in, Facilities Maintenance**
- **Delivered ~700 Basis Points of Estimated Market[4] Outgrowth in Q3'15**

4 Deflationary Environment

- **No Material Change** in the Deflationary Environment and **No Material Change** in Pricing Environment in Q3'15
- **+100 Basis Points of Gross Margin Expansion** in Q3'15 Driven by Continued **Category Management** Execution
- **Maintain 1.5x to 2.0x Operating Leverage Long-term Target[3]**

5 2015 End Market Views[4]

- **Non-Residential Construction – Continued Momentum**
- **Residential Construction – Prolonged Recovery**
- **"Living Space" MRO – Stable**
- **Water Infrastructure – Sluggish**

6 Competitive Environment

- Unchanged from Q2'15… Continue to **Monitor Competitive Landscape** and **Analyze Dynamics** to Determine **Appropriate Response**
- **Extend Service Differentiation** in **Prioritized Customer Set** by Focusing on **Controllable Execution**

7 Board of Directors

- **Jim Rubright Elected as Independent Lead Director**
- **No Remaining Legacy Private Equity Board Members**

[1] Free Cash Flow is defined as Cash Flow from Operating Activities less Capital Expenditures and Excluding Interest and Net Tax Impact
[2] Management estimates based on market data and industry knowledge
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth
[4] Management estimate; Market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs

Focused on Controllable Execution

HD SUPPLY

5

Q3’15 Financial Results $1,914M $2,012M +5% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $615M $666M 32.1% 33.1% $230M $265M $179M $229M 12.0% 13.2% 11.4% +8% +100 BPs +120 BPs +15% +5% Net Sales Growth; +15% Adjusted EBITDA Growth in Q3’15 ($ in millions, except per share data) $82M $133M +62% +300 Basis Points of Growth in Excess of Estimated Market Growth2 in Q3’15 Q3’15 Net Sales Growth From: $60M of Growth Initiatives $50M of End Market Growth ($6M) of FX Impact 3.0x Q3’15 Operating Leverage3 +28% Net Sales 1 See appendix slides 24 and 25 for a reconciliation of Adjusted EBITDA and Adjusted Net Income to Net Income 2 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 3 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year Q3’14 Adj. EBITDA1 VPY Adj. Net Income1 9.4% +200 BPs Q3’15 $0.41 $0.66 +61% Per Diluted Share $98M

Q3’15 Segment Performance ($ in millions) Broad-Based Strength 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year $451M $48M 3.8x $411M VPY +10% +37% $35M Q3’15 Q3’14 Q3’15 $716M $149M 0.8x Q3’14 $660M $139M VPY +8% +7% $705M $70M 6.7x $695M $64M +1% VPY +9% Q3’15 Q3’14 Adj. EBITDA Operating Leverage1 Net Sales

Capital Structure

HD SUPPLY

($ in millions, unless otherwise noted)

- **$4.3B Net Debt at the End of Q3'15**
  - **~5x Net Debt to Adjusted EBITDA** Ratio for LTM Q3'15
- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of ~$2.0B**
  - ~$800M Tax-affected Amount of Federal and State NOLs[1]
- **Cash Taxes:**
  - $5M in Q3'15
  - $2M – $5M Estimated for Q4'15
  - $25M – $30M Estimated for FY'16
- **GAAP Taxes[2]:**
  - $15M in Q3'15
  - $7M – $10M Estimated for Q4'15
  - $45M – $55M Estimated for FY'16
- **$18M of Capital Expenditures in Q3'15**
  - $61M of Capital Expenditures YTD as of Q3'15

Q3'15 Debt Balances

Facility	Balance[3]	Interest Rate[4]	Maturity	Soft Call Date[5]
Sec. ABL	$30	1.70%	6/28/**18**	*n/a*
Sec. Term Loan	$839	3.75%	8/13/**21**	2/13/**16**
Sec. 1st Lien Notes	1,250	5.25%	12/15/**21**	12/15/**17**
Sec. 2nd Lien Notes[6]	~~675~~	~~11.0%~~	~~4/15/20~~	~~4/15/16~~
Unsec. Sr. Notes	1,000	11.5%	7/15/**20**	10/15/**16**
Unsec. Sr. Notes	1,275	7.5%	7/15/**20**	10/15/**16**
Gross Debt	**$4,394**			
Less Cash	77			
Net Debt	**$4,317**			

[1] In 2014, we experienced an "ownership change" as defined in Section 382 of the Internal Revenue Code of 1985, as amended. For a discussion of the risk of a change of control on our tax net operating losses, see the risk factor entitled "Our NOL carryforwards could be limited if we experience an ownership change as defined in the Internal Revenue Code" in our Form 10-K for the fiscal year ended February 1, 2015
[2] Excludes the impact of any discrete events
[3] Net of original issue discount
[4] Represents the stated rate of interest, without including the effect of discounts or premiums
[5] Subject to applicable redemption price terms
[6] Redeemed in full on October 13, 2015

Opportunistically Enhance Capital Structure

HD SUPPLY

8

Q3’15 Monthly Organic Average Daily Sales (%) HD Supply Average Daily Sales Growth VPY +5% Q3’15 Sales Growth Versus Prior Year Note: “VPY” denotes Versus Prior Year 7.3% 1.5% 9.3% 6.0% Nov. 7.4% 3.9% 11.5% 9.0% ’15 Selling Days 25 18 19 (0.1%) 10.5% Facilities Maintenance Waterworks Construction & Industrial (Preliminary) 5.9% 4.8% 4.8% 9.1% 2.5% 9.5% 20 10.6% 8.5% Aug. Sep. Oct. Prior Year $761M $534M $605M HD Supply Net Sales $646M 9.7% 10.4% ’14 Selling Days 25 18 19 20 Q3 7.5% 7.4% 16.2% $504M 8.4% 10.3% 16.9% $726M 7.2% 9.1% 16.3% $577M 9.2% 10.2% 16.8% $611M Current Year

Q4'15 Guidance

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($ in millions, except per share amounts)

Net Sales



VPY
$1,665M
+8%
$1,615M
+5%
$1,543M
Q4'14
Q4'15

Adj. EBITDA



VPY
$170M
+10%
$160M
+3%
$155M
Q4'14
Q4'15

Adj. Net Income Per Diluted Share[1]



VPY
$0.26
+767%
$0.21
+600%
$0.03
Q4'14
Q4'15

	Net Sales	VPY	Adj. EBITDA	VPY	Adj. Net Income Per Diluted Share	VPY
Midpoint	$1,640M	~6%	$165M	~7%	$0.24	+683%

[1] Q4'15 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 202 million

Note: "VPY" denotes Versus Prior Year

~6% and ~7% Net Sales and Adjusted EBITDA Growth, Respectively at Midpoint of Guidance Ranges

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10

 FY’16 End Market Preliminary Outlook ~3% End Market Growth for ’16 Preliminary View (Approximate End Market Exposure1) Residential Construction Water Infrastructure “Living Space” MRO Primary End Market Non- Residential Construction ~3% FY’16 End Market Estimates1 +1% to +2% Preliminary View as of Dec. ’15 Mid-Single Digit Down Single Digits to Up Low Single Digits 1 Management estimate; market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs Mid-Single Digit DC-Based Branch-Based

FY'16 Operating Leverage Framework

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Illustrative

End Market Growth | **Controllable Execution** | **Illustrative Adj. EBITDA Growth**



3%
HDS Market Growth[1]
+
~300 BPs
Above Market Growth[2]
=
6%
Above Market Growth
HDS Market Growth
Annual Net Sales Growth[1,2]
2.0x
1.5x
Operating Leverage Target[2,3]
12%
9%
Adjusted EBITDA Growth

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[2] Long-term average growth target based on management estimates and aspirations
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

1.5x to 2.0x FY'16 Operating Leverage Target;
9% to 12% Implied FY'16 Adjusted EBITDA Growth

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12

Outlook Summary Focused on Controllable Execution Q4’15 FY’16 +6% Net Sales Growth VPY at Midpoint of Range +7% Adjusted EBITDA Growth VPY at Midpoint of Range +683% Adjusted Net Income per Diluted Share Increase VPY at Midpoint of Range 202M Diluted Share Count 3% Blended End Market Growth1 ~300 Basis Points of Estimated Market Outgrowth2 1.5x to 2.0x Operating Leverage3 Range Illustrative 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Long-term average growth target based on management estimates and aspirations 3 Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections. Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Q&A We Supply the Products and Services to Build Your City and Keep it Running

Concluding Remarks Solid Q3’15 Performance +5% Net Sales Growth VPY +15% Adjusted EBITDA Growth VPY +61% Adjusted Net Income per Diluted Share Growth VPY Executing on Capital Structure Strategy Focused on Proven Growth Strategies Committed to Growth Investments in Every Market Environment Focus on Controllable Execution... Get Better and Faster Note: “VPY” Denotes Versus Prior Year

Appendix

FY'16 Free Cash Flow Framework

HDSUPPLY

Illustrative

Illustrative Adj. EBITDA Growth



12%
2.0x
9%
1.5x
6%
Above Market Growth
HDS Market Growth
Annual Net Sales Growth[1, 2]
Operating Leverage Target[2,3]
Adjusted EBITDA Growth

- **FY'16 Adjusted EBITDA Less:**
  - **Δ in Trade NWC** — **~15% of Annual Net Sales Growth**
  - **Capex** — **~1.4% of Annual Sales**
  - **Cash Interest** — **~$325M**
  - **Cash Taxes** — **$25M – $30M**

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[2] Long-term average growth target based on management estimates and aspirations
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth; target based on management estimates and projections.
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Reduce Debt and Fuel Growth

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Illustrative Adjusted EPS Calculation

HDSUPPLY

($ in millions, except per share amounts)

Illustrative

	Actual				Estimates	
	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	FY'15
Adjusted EBITDA	$155M	$188M	$258M	$265M	TBD	TBD
(−) Depreciation and Amortization[1]	($30M)	(29)	(30)	(29)	(~30)	~($118M)
(+) Amortization of Acquired Intangibles	$4M	4	3	4	~4	~$15M
(−) Interest Expense (GAAP)	($115M)	(106)	(106)	(99)	(~85)	~($396M)
(−) Cash Income Taxes[2]	($2M)	(3)	(6)	(5)	(~5)	~($19M)
(−) Stock-based Compensation	($5M)	(5)	(5)	(4)	(~4)	(~$18M)
= Adjusted Net Income	$7M	$50M	$113M	$133M	TBD	TBD
÷ Diluted Shares Outstanding[3]	~200M	~201	~202	~202	~202	~201M
= Adjusted Net Income per Diluted Share	$0.03	$0.25	$0.56	$0.66	TBD	TBD

[1] Includes Amounts Recorded Within Cost of Sales
[2] Excludes taxes due on Power Solutions Sale
[3] Weighted Average Diluted Shares Outstanding Based on Management Estimates
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

HDSUPPLY 18

Amortization of Acquired Intangibles (Other than Software) ($ in millions) FY’14 FY’15 FY’16 FY’17 FY’18 FY’19 Facilities Maintenance $57M $6M $6M $5M $5M $5M Waterworks 3 2 2 2 1 1 Construction & Industrial 14 1 1 1 1 1 Corporate and Other 7 6 6 6 6 6 HD Supply $81M $15M $15M $14M $13M $13M Expected Annual Amortization of Acquired Intangibles (Other than Software)

Monthly Net Sales ($) $534M November ’15 Preliminary Net Sales FY 2014 (Preliminary) ’15 Selling Days ’14 Selling Days ’13 Selling Days FY 2015 ($ in millions) HD Supply Net Sales 18 19 24 20 20 25 19 20 24 20 19 25 18 19 24 20 20 25 19 20 24 20 19 25 18 19 24 20 20 25 19 20 24 20 19 25 18 18 18 Facil. Maint. $175 $163 $222 $181 $198 $256 $208 $234 $291 $237 $215 $264 $187 Waterworks $176 $151 $189 $151 $172 $247 $204 $221 $277 $227 $211 $267 $182 Const. & Ind. $110 $99 $128 $110 $118 $160 $124 $139 $168 $139 $135 $177 $123 $504M $456M $583M $478M $529M $715M $580M $638M $788M $646M $605M $761M Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. $534M

Monthly Average Daily Sales Growth – Organic (%) HD Supply Organic Average Daily Sales Growth VPY1 +5% Average Daily Sales Growth in Q3’15 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” denotes Versus Prior Year (Preliminary) FY 2014 FY 2015 7.5% 7.0% 7.3% 2.9% 7.7% 4.7% 7.1% 7.0% 6.6% 9.1% 9.0% 7.3% 7.4% 9.1% 12.3% 3.3% 2.4% 4.5% 3.6% 1.0% 10.9% 2.5% -0.1% 1.5% 16.2% 12.2% 14.4% 14.8% 10.5% 12.9% 10.0% 11.4% 11.6% 9.5% 10.5% 9.3% 8.5% 8.3% 9.2% 4.7% 5.8% 5.7% 6.1% 5.1% 8.4% 5.9% 4.8% 4.8% Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. 6.0% 7.4% 3.9% 11.5% Facil. Maint. Waterworks Const. & Ind. ’15 Selling Days ’14 Selling Days ’13 Selling Days 18 19 24 20 20 25 19 20 24 20 19 25 18 19 24 20 20 25 19 20 24 20 19 25 18 19 24 20 20 25 19 20 24 20 19 25 18 18 18

Average Daily Sales Growth – Organic1 +5% Organic Average Daily Sales Growth in Q3’15 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” Denotes Versus Prior Year (VPY%) Selling Days Facil. Maintenance Waterworks Construction & Industrial HD Supply 11.2% 5.0% 15.1% 8.7% 253 65 9.3% -5.4% 5.4% 1.3% 63 8.6% 8.5% 11.8% 8.0% 64 13.5% 3.5% 18.4% 9.8% 61 13.8% 15.0% 25.9% 16.6% Facil. Maintenance Waterworks Construction & Industrial HD Supply Selling Days 12.3% 11.0% 17.7% 12.9% 258 13.7% 17.1% 23.1% 16.5% 65 11.4% 6.3% 20.4% 11.0% 63 14.5% 12.8% 14.8% 13.9% 64 10.1% 9.3% 13.8% 10.8% 66 Facil. Maintenance Waterworks HD Supply Selling Days 7.5% 8.2% 11.9% 9.3% 253 Construction & Industrial 9.6% 8.2% 16.5% 11.4% 65 9.4% 9.5% 9.4% 10.0% 63 64 3.9% 10.6% 10.7% 8.2% 6.9% 3.3% 11.4% 7.2% 61 Facil. Maintenance Waterworks HD Supply Selling Days 7.7% 5.4% 11.0% 7.4% 65 Construction & Industrial 7.5% 10.6% 15.8% 9.9% 63 8.2% 9.8% 16.8% 10.3% 64 7.3% 9.8% 14.2% 8.7% 61 7.7% 9.0% 14.5% 9.1% 253 FY Q1 Q2 Q3 Q4 Facil. Maintenance Waterworks HD Supply Selling Days 5.1% 3.4% 12.8% 5.5% 65 Construction & Industrial 2011 2012 2013 2014 2015 6.9% 5.6% 10.8% 6.7% 63 8.5% 1.4% 9.7% 5.1% 64

Operating Leverage1 3.0x Operating Leverage in Q3’15 (VPY%) 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total adjusted Net Sales growth (adjusted for the 53rd Week in fiscal 2012) Not Meaningful (“nm”) when Sales Growth is Negative and when Prior Period Adjusted EBITDA is Negative. Note: “VPY” Denotes Versus Prior Year 1.1x 2.8x nm 3.1x 1.3x 3.6x nm 2.2x 1.2x nm nm 13.3x 1.5x 1.3x nm 2.8x Facil. Maintenance Waterworks Construction & Industrial HD Supply 0.7x 2.5x 12.2x 2.2x 1.4x 1.7x 12.5x 2.6x 1.3x 1.8x nm 3.3x 1.3x 1.7x nm 2.6x 1.2x 2.9x 7.7x 2.4x Facil. Maintenance Waterworks Construction & Industrial HD Supply 1.6x 1.0x 4.7x 2.4x 2.7x 3.7x 9.2x 4.2x 1.6x 2.4x 3.7x 2.0x 1.4x 2.7x 4.5x 2.0x 1.3x 2.0x 3.5x 1.6x Facil. Maintenance Waterworks HD Supply Construction & Industrial HD Supply 1.6x 2.1x 2.1x 1.5x 1.2x 1.5x 5.2x 2.4x 1.5x 1.3x 2.4x 1.7x Facil. Maintenance Waterworks HD Supply Construction & Industrial 2.0x 1.7x 1.8x 1.7x 2.1x 2.0x 3.5x 2.3x 1.7x 1.6x 2.8x 2.0x FY Q1 Q2 Q3 Q4 2011 2012 2013 2014 2015 2.3x 2.9x 3.6x 2.4x Facil. Maintenance Waterworks HD Supply Construction & Industrial 1.8x 2.8x 2.8x 2.3x 0.8x 6.7x 3.8x 3.0x

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) Nov. 1, 2015 Nov. 2, 2014 Three Months Ended Net income Less income from discontinued operations, net of tax Income from continuing operations Interest expense Depreciation and amortization1 Provision for income taxes Stock-based compensation Restructuring2 Loss on extinguishment & modification of debt3 Costs related to public offerings4 Other Adjusted EBITDA 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations. 2 Represents severance, relocation costs, and other costs incurred to strategically align the Company’s workforce. 3 Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification. 4 Represents the costs expensed in connection with the secondary offerings of the Company’s common stock by certain of the Company’s stockholders. $250 235 $15 99 29 15 4 4 100 - (1) $265 $60 20 $40 115 48 28 3 - - 1 (5) $230

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income

HD SUPPLY

($ in millions, except share and per share amounts)

	Three Months Ended	
	Nov. 1, 2015	Nov. 2, 2014
Net income	**$250**	$60
Less income from discontinued operations, net of tax	**235**	20
Income from continuing operations	**$15**	$40
Provision for income taxes	**15**	28
Cash paid for income taxes	**(5)**	(3)
Amortization of acquisition-related intangible assets (other than software)	**4**	21
Restructuring[1]	**4**	-
Loss on extinguishment & modification of debt[2]	**100**	-
Costs related to public offerings[3]	**-**	1
Other	**-**	(5)
Adjusted net income	**$133**	$82
Weighted average common shares outstanding (in thousands)		
Basic	**197,529**	194,288
Diluted	**201,546**	200,151
Adjusted Net Income Per Share - Basic	**$0.67**	$0.42
Adjusted Net Income Per Share - Diluted	**$0.66**	$0.41

[1] Represents severance, relocation costs, and other costs incurred to strategically align the Company's workforce.
[2] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.
[3] Represents the costs expensed in connection with the secondary offerings of the Company's common stock by certain of the Company's stockholders.

HD SUPPLY
25